UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2014

PLADEO CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55031	98-1039235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Alfred Road W. Merrick, NY 11566
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (516) 729-9495

Circuito Porta Vizenza 3108

Leon, 37134 Mexico

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Pladeo Corp. (the "Company") is filing this Amendment No. 1 ("Amendment No. 1") to its Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission ("SEC") on March 5, 2014 (the "Prior Report"). This Amendment No. 1 is being filed to address certain comments of the SEC and for further clarification. This Amendment No. 1 replaces the Prior Report in its entirety; however, does not reflect any events that may have occurred after the filing of the Prior Report and the filing of this Amendment No. 1.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K (the "Current Report") may contain "forward looking" statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we "believe," "anticipate," "expect," or "plan to," and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01              Entry into a Material Definitive Agreement

Information called for by this item is contained in Item 2.01 below, which item is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01              Completion of Acquisition or Disposition of Assets

Agreement and Plan of Reorganization

On February 27, 2014, Pladeo Corp., a Nevada corporation (the "Company" or "Pladeo"), entered into and closed a Securities Exchange Agreement ("Exchange Agreement") by and among Pladeo, Capital Growth Corporation, a Colorado corporation ("CGC"), and the shareholders of CGC (the “CGC Shareholders”). Pursuant to the terms of the Exchange Agreement, Pladeo acquired 100% of the issued and outstanding shares of CGC and 100% of the issued and outstanding Common Stock Purchase Warrants of CGC (the "CGC Warrants"), in exchange for the issuance by Pladeo of an aggregate of 5,000,000 shares of common stock (the "Pladeo Shares") and Common Stock Purchase Warrants for the purchase of an aggregate of 1,497,000 shares of common stock of Pladeo (the "Pladeo Warrants"). The Pladeo Shares included 4,502,000 shares to be issued to Joel Schneider, who was named our sole officer and director upon the closing of the Exchange Agreement. Mr. Schneider received no Pladeo Warrants. The Pladeo Warrants are exercisable for a term of five years commencing six months from the date of issuance at an exercise price of $1.00 per share. Taking into consideration the Pladeo Shares to be issued pursuant to the Exchange Agreement, Pladeo has 15,360,000 shares of common stock issued and outstanding.

The Exchange Agreement has been included as an exhibit to this Current Report to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company or CGC in any public reports filed by us with the U.S. Securities and Exchange Commission. In particular, the assertions embodied in the representations, warranties, and covenants contained in the Exchange Agreement were made only for purposes of the Exchange Agreement and as of specified dates, were solely for the benefit of the parties to the Exchange Agreement, and are subject to limitations agreed upon by the parties to the Exchange Agreement. Moreover, certain representations and warranties in the Exchange Agreement have been made for the purposes of allocating risk between the parties to the Exchange Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Exchange Agreement may not constitute the actual state of facts about the Company or GCG. The representations and warranties set forth in the Exchange Agreement may also be subject to a contractual standard of materiality different from the actual state of facts or the actual condition of the Company or CGC, or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

The foregoing is a summary of the material terms of the Exchange Agreement. Investors are encouraged to carefully review the full text of the Exchange Agreement, a copy of which is filed as Exhibit 1.01 to this Current Report, and which is incorporated herein by reference.

Business Operations of Capital Growth Corporation

Capital Growth Corporation, a Colorado corporation, was formed for the purpose of providing short- and long-term financing to assist growers and retail establishments engaged in the manufacture and distribution of recreational marijuana within the State of Colorado. We intend to enter other markets as recreational marijuana becomes legalized in other jurisdictions throughout the United States. On January 1, 2014, the State of Colorado became the first state to legalize the use of recreational marijuana. Colorado residents, who are at least 21 years of age with photo identification, may purchase as much as one ounce of marijuana in a single transaction. Non-Colorado residents, bearing the same identification, may purchase as much as one-quarter ounce. Marijuana cannot be consumed in any public space, including the shops where it was purchased.

In addition to providing debt financing to growers and dispensers, we intend to provide debt/equity financing to other unique businesses within the recreational marijuana sector, believing that financing private, legal marijuana clubs and cafes to meet the needs of marijuana smokers is an example of a new business opportunity in which we may take an equity stake.

On February 26, 2014, Capital Growth Corporation entered into a non-binding letter of intent to acquire several operating entertainment companies/entities that primarily serve the recreational marijuana industry. We make no guarantee or assurance that these acquisition(s) will ultimately be consummated.

SECTION 3.    SECURITIES AND TRADING MATTERS

Item 3.02         Unregistered Sales of Equity Securities

The terms and conditions of the Exchange Agreement require Pladeo to issue the 5,000,000 Pladeo Shares and Pladeo Warrants for the purchase of 1,497,000 shares. The Pladeo Warrants are exercisable for a term of five years commencing six months from the date of issuance at an exercise price of $1.00 per share.

The shares are being issued to CGC shareholders who are United States residents in reliance on Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock will not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The CGC

Shareholders acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Beneficial Ownership Chart as a Result of the Agreement

The following table sets forth certain information, as of the date of the closing of the Exchange Agreement, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock.  Taking into effect the closing of the Exchange Agreement, the following table is based on 15,360,000 shares of our common stock issued and outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Joel Schneider 21 Alfred Road W. Merrick, NY 11566	12,502,000	81.4%

All officers and directors as a group: (1 person)	12,502,000	81.4%

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01       Changes in Control of Registrant

On February 26, 2014, Joel Schneider entered into a share purchase agreement with Lisbeth Guerrero, pursuant to which he purchased 8,000,000 shares of the Company’s common stock, representing 77.2% of the issued and outstanding shares of the Company’s common stock on that date.

ITEM 5.02       Departure of Directors or Principal Officers; Election of Directors; Appointment of

             Principal Officers

Pursuant to the terms of the share purchase agreement aforementioned in Item 5.01: (i) Lisbeth Guerrero resigned as the sole member of the Company's Board of Directors and as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer, and (ii) Joel Schneider consented to act as the sole member of the Company's Board of Directors and as President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer.

Other than as specifically mentioned herein, there are no arrangements or understandings among members of the former and new control groups and their associates with respect to election of directors or other matters.

The biography of the new sole officer and director is set forth below as follows:

Joel Schneider – President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and sole Director

Mr. Schneider was admitted to the New York State Bar in 1984. He earned a Bachelor of Arts Degree in Political Science in 1981 at State University of New York at Buffalo. He received a Juris Doctor degree from California Western School of Law in San Diego, California in 1984. Mr. Schneider has been in the private practice of law from 1984 to 1989 and from 1995 to the present. From 1990 to 1995, Mr. Schneider was the Chairman of the Board and Chief Executive Officer of E.S.C. Industries, Inc. and Economy Fasteners, both companies which specialized in the distribution of fastening and anchoring devices. From 1990 to 1991, Mr. Schneider was Chairman of the Board of Protective Apparel Corporation of America, a manufacturer of bullet resistant vests. During his years of practicing law, Mr. Schneider has represented many public companies as corporate and securities counsel.

Currently, and for the past ten years, Mr. Schneider has not been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01              Financial Statements and Exhibits.

               (a)            Financial Statements of Business Acquired

                 Financial Statements of Capital Growth Corp. will be filed by amendment to this Current Report on Form 8-K.

               (b)            Pro Forma Financial Information

                 Pro Forma financial information will be filed by amendment to this Current Report on Form 8-K.

               (c)            Not applicable.

(d)            Exhibits.

Exh. No.	Date	Document
1.01	February 28, 2014	Share Exchange Agreement*

_______________________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2014	Pladeo Corp.

By:/s/ Joel Schneider
Name:Joel Schneider
Title:Chief Executive Officer